                                                                    EXHIBIT 4(a)

                      [FRONT SIDE OF STOCK CERTIFICATE]


      NUMBER                                            SHARES
HZ_________
                                   HERTZ
INCORPORATED UNDER THE LAWS                           CUSIP
OF THE STATE OF DELAWARE      THE HERTZ CORPORATION
                                                        SEE REVERSE FOR
                                                       CERTAIN DEFINITIONS
THIS IS TO CERTIFY THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, $.01 PAR VALUE,
OF

The Hertz Corporation, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:                                  COUNTERSIGNED AND REGISTERED:
                                        FIRST CHICAGO TRUST COMPANY OF NEW YORK
                                        BY                 , TRANSFER AGENT
                                                             AND REGISTRAR
                                                            AUTHORIZED OFFICER


        SECRETARY                          CHAIRMAN OF THE BOARD


                               [CORPORATE SEAL]

                     [REVERSE SIDE OF STOCK CERTIFICATE]

                            THE HERTZ CORPORATION


        The Corporation will furnish without charge to each stockholder who so requests, the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request should be made to the Secretary of the Corporation or to the Transfer Agent and Registrar named on the face of this certificate.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  - as tenants in common                  UNIF GIFT MIN ACT -  ___________ Custodian ________
                                                                        (Cust)               (Minor)
TEN ENT - as tenants by the entireties                               under Uniform gifts to Minors
                                                                     Act_________________________
JT TEN  - as joint tenants with                                                 (State)
          right of survivorship
          and not as tenants in common


Additional abbreviations may also be used though not in the above list.

For Value Received, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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Shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ___________________________, Attorney, to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -----------------------------

                                        ------------------------

        NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
        THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


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SIGNATURE(S) GUARANTEED:  THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED GUARANTEE MEDALLION PROGRAM).